                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): MARCH 31, 2003
                                                          --------------




                             UNITED AUTO GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)







               DELAWARE                              1-12297                            22-3086739
               --------                              -------                            ----------
    (State or Other Jurisdiction of          (Commission File Number)          (IRS Employer Identification
             Incorporation)                                                              Number)

           2555 TELEGRAPH RD                                                            48302-0954
          BLOOMFIELD HILLS, MI                                                          ----------
          --------------------                                                     (Including Zip Code)

(Address of Principal Executive Offices)

                                  248-648-2500
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE

On March 31, 2003, United Auto Group, Inc. issued a press release announcing that Roger S. Penske will be a presenter at the Banc of America Securities 4th Annual Consumer Conference in New York, New York. The Company will simultaneously broadcast the audio portion of the presentation over the Internet. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2003                  UNITED AUTO GROUP, INC.


                                       By: /s/ Robert H. Kurnick, Jr.
                                          --------------------------------------
                                               ROBERT H. KURNICK, JR.
                                       Its:    EXECUTIVE VICE PRESIDENT

                                  EXHIBIT INDEX


 EXHIBIT                                                        SEQUENTIAL PAGE
 NUMBER                   DESCRIPTION OF EXHIBIT                    NUMBER
--------                  ----------------------                ---------------


EXHIBIT 99.1              Press Release of United Auto Group,
                          Inc., dated March 31, 2003